Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

EA Bridgeway Blue Chip ETF

(a series of EA Series Trust)

Ticker Symbol: BBLU

Listed on NYSE Arca, Inc.

October 11, 2022

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information

all dated September 9, 2022

The EA Bridgeway Blue Chip ETF (the “Fund”) has updated the size in which it will issue and redeem Shares. Effective immediately, the Fund will issue and redeem Shares on a continuous basis only in large blocks of Shares, called “Creation Units,” of 25,000 Shares. Prior to this Supplement, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information provided that the Fund issued and redeemed Creation Units in blocks of 10,000 Shares. As a result, all references in the Summary Prospectus, Prospectus and Statement of Additional Information to Creation Units and the size of the block of Shares being issued or redeemed by the Fund as Creation Units is changed to 25,000 Shares.

Please retain this Supplement with your Prospectus and Statement of Additional Information.